Exhibit 99.1

Corporate Presentation September 2017 © 2017, Iovance Biotherapeutics

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding ( i ) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, including in particular with the National Cancer Institute/NIH, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Forward - Looking Statements © 2017, Iovance Biotherapeutics 2

© 2017, Iovance Biotherapeutics Corporate Highlights • Clinical - stage biotechnology company focused on the development and commercialization of tumor infiltrating lymphocyte (TIL) therapy for cancer patients in multiple indications • Leveraging and enhancing the utility of TIL therapy as demonstrated by Dr. Steven Rosenberg at the NCI ̶ 56% ORR and a 24% CR rate in 101 metastatic melanoma patients, durable responses • Iovance has Orphan Drug Designation for its TIL product (LN - 144) in metastatic melanoma : ̶ Phase 2 trial of LN - 144 is ongoing and has been expanded to 3 cohorts ̶ Data for cohort 1 was presented at ASCO: responses seen in heavily pre - treated patients ̶ Cohort 2 is enrolling patients • Iovance received Fast Track Status for its TIL product (LN - 144) in advanced melanoma • TIL therapy is also being evaluated by Iovance or its collaborators in ongoing or planned trials in other solid tumors including: cervical, head and neck , ovarian, sarcomas, pancreatic cancer, and glioblastoma • Iovance has several TIL collaborations and partnerships with NIH/NCI, Moffitt Cancer Center, Karolinska Institute/PolyBioCept, MD Anderson Cancer Center and MedImmune/AstraZeneca • Collaborations with manufacturing CMOs including WuXi AppTec , Lonza and Moffitt Cancer Center in US and PharmaCell in EU provide expanded TIL manufacturing capacity 3

• EXTRACTION: Patient’s TIL are removed from suppressive tumor microenvironment (via surgical resection of a lesion) • EXPANSION: TIL expanded exponentially ex vivo to yield 10 9 – 10 11 TIL • PREPARATION: Patient receives non - myeloablative lymphodepletion, to eliminate potentially suppressive tumor microenvironment and maximize engraftment and potency of TIL therapy: ̶ cyclophosphamide: 60 mg/kg x 2 doses ̶ fludarabine: 25 mg/m 2 x 5 doses • INFUSION: Patient is infused with their expanded TIL (LN - 144) and IL - 2 (600,000 IU/kg for up to 6 doses) to promote activation, proliferation, and anti - tumor cytolytic activity of TIL TIL Therapy Process © 2017, Iovance Biotherapeutics 4 Excise tumor Expand TIL Infuse patient with TIL (LN - 144) 1 2 3 Isolate TIL from tumor 4

Iovance Biotherapeutics Pipeline © 2017, Iovance Biotherapeutics 5 INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma Combination TIL ± TBI 101 Melanoma Combination TIL + ipi Melanoma Combination TIL + Keytruda 170 Melanoma Combination TIL + Opdivo 12 Ocular (Uveal) Melanoma TIL 23 Melanoma TIL LN - 144 60 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Glioblastoma TIL Pancreatic Cancer TIL Ovarian, Sarcomas, Pancreatic TIL Non - small cell lung cancer Combination TIL + Opdivo 18 Enrolling Trial completed, 56% ORR, 24% CR Enrolling Trial completed, publishing results soon Phase 1 trial to initiate in 2H 2017 Phase 1 trial to initiate in 2H 2017 Enrolling Not enrolling Phase 2 trials to initiate 2H 2017 Enrolling Enrolling Phase 1 trial to initiate in 2H 2017

© 2017, Iovance Biotherapeutics Key Collaborations and Partnerships National Cancer Institute/NIH ̶ Cooperative Research And Development Agreement (CRADA) with Dr. Steve Rosenberg development of TIL for metastatic melanoma, bladder, lung, breast, and HPV - associated cancers and combination therapies ̶ TIL + PD - 1 combination clinical trial to treat melanoma MedImmune /AstraZeneca ̶ TIL + PD - L1 combination clinical trial Moffitt Cancer Center ̶ TIL + checkpoint inhibitor combination clinical trial to treat metastatic melanoma & NSCLC Karolinska Institute/ PolyBioCept ̶ TIL clinical trials to treat glioblastoma and pancreatic cancer MD Anderson ̶ TIL clinical trials to treat Ovarian, Sarcomas, and pancreatic cancers 6

TIL Therapy © 2017, Iovance Biotherapeutics 7

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with one - time treatment ̶ Potential to establish immunological memory, requiring no additional maintenance therapy after infusion • Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors TIL Therapy: Elicits a Highly Individualized, Specific, and Potent Attack Against Solid Tumors © 2017, Iovance Biotherapeutics 8

Iovance Manufacturing Process & Logistics

Gen 1 Duration: ~5-6 Weeks
Gen 2 Duration: ~3.5 Weeks Cryopreserved Product



Excise tumor
Shipment
GMP MANUFACTURING FACILITY
Dissect tumor into fragments
Expand TIL with IL-2
Co-culture TIL with feeder cells and OKT3
Expansion with IL-2
Prepare infusion bag
Shipment
IV infusion post-lymphodepletion + IL-2

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Manufacturing Capacity

Adequate Capacity to Support a Broad Clinical Development Plan

- Iovance's Manufacturing process is centralized at the following CMO sites:
  - Lonza, Walkersville
  - Wuxi AppTech
  - Moffitt as CMO
  - PharmaCell (EU)
- Iovance developed the Gen 1 process through modification of the NCI's TIL manufacturing method. **Gen 2 and all manufacturing SOPs were developed by Iovance.**
- Iovance has certain IP rights relating to the method of manufacturing used by Polybiocept (PBC) and MDA

		IOVANCE BIOTHERAPEUTICS GENERATION		polybiocept	MDAnderson Cancer Network
#	INDICATIONS	1	2	IL-2, 15, 21	41BB
1	Melanoma	Lonza	Moffitt		
2	Cervical	Wuxi			
3	Head and Neck	Wuxi			
4	Pt Resistant Ovarian	Wuxi			MDA
5	Chondrosarcoma	Wuxi			MDA
6	Soft tissue sarcoma	Wuxi			
7	Pancreatic ductal carcinoma				MDA
8	GBM			PBC	
	Pancreatic			PBC	

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Melanoma © 2017, Iovance Biotherapeutics 11

(1) Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology , 34(20), 2389 - 2397. © 2017, Iovance Biotherapeutics NCI Study with TIL Therapy in Melanoma • Data from randomized Phase 2 trial in 101 patients with metastatic melanoma at the NCI confirmed TIL treatment was associated with high, durable objective response rates, including patients that were refractory to checkpoint inhibitors: (1) ̶ Patient population enrolled, was broad ̶ CRs rate: 24% of patients, 23/24 complete responders showed durability of 30 - 47 months ̶ Overall response rate was 56% ̶ Overall survival was ~80% at 12 months; median not yet achieved • Complete response rate of 29% reported in 34 patients that had failed either anti - CTLA - 4 or anti - PD - 1 ̶ Overall response rate was 36% for patients who had progressed through anti - PD - 1 therapy (4/11 responded) ̶ Overall response rate was 25% for patients who had progress through both anti - PD - 1 and anti - CTLA - 4 (2/8 responded) 12

(1) Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. © 2017, Iovance Biotherapeutics NCI Study Treatment - Related Toxicities 13 ADVERSE EVENT NMA (N=51) TBI (N=50) Grade 3 and 4 toxicities Febrile neutropenia Bacteremia Urinary tract infection Atrial fibrillation Thrombotic microangiopathy 25 13 0 2 0 36 5 2 3 13 ICU transfer on index admission Planned observation Cytokine - related symptoms Sepsis Cardiac arrhythmia 0 0 2 2 2 6 1 3 Treatment related death 0 1 The toxicities of treatment were largely associated with the known side effects of nonmyeloablative chemotherapy (NMA) or total body irradiation (TBI) and administration of high dose IL - 2 (1)

NCI Study Survival in Melanoma Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. © 2017, Iovance Biotherapeutics 14 Overall Survival of patients in TIL ± TBI study

NCI Study Melanoma Patient Rosenberg, et al. Adoptive cell therapy for the treatment of patients with metastatic melanoma Curr Opin Immunol, 21(2), 233 - 240. © 2017, Iovance Biotherapeutics 15 Pre - Treatment 12+ Days

NCI Study Survival Benefit in Second and Third Line Patients Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. © 2017, Iovance Biotherapeutics 16 Durable remissions in melanoma regardless of prior therapies 19/20 complete responders are ongoing at 7 to >10 years

Phase 2, Multicenter, 3 - Cohort Study to Assess the Safety and Efficacy of Autologous Tumor Infiltrating Lymphocytes (LN - 144) for Treatment of Patients with Metastatic Melanoma Key Inclusion Criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • At least one prior line of systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Treatment Cohorts: 1. Non - Cryopreserved LN - 144 product 2. Cryopreserved LN - 144 product 3. Retreatment with LN - 144 for patients without response or who progress after initial response Endpoints: • Primary: Safety • Secondary: Efficacy defined as ORR, CRR, DOR Iovance C - 144 - 01 Study Design (June 2017 - ASCO Data) © 2017, Iovance Biotherapeutics 17 Metastatic Melanoma with ≥ 1 Prior Systemic Therapy Cohort 1: Non - Cryopreserved LN - 144 Product n=20 Cohort 2: Cryopreserved LN - 144 Product n=20 Cohort 3: LN - 144 Re - treatment

CHARACTERISTIC N=16, % Gender, n (%) Male 7 (43.8) Female 9 (56.3) Age, n (%) Mean (SD) 54.8 (8.44) Median 54.5 Min, Max 41, 72 Prior therapies, n (%) IL - 2 2 (12.5) anti - CTLA - 4 14 (87.5) anti - PD - 1 16 (100.0) Iovance C - 144 - 01 Patient Characteristics - Cohort 1 © 2017, Iovance Biotherapeutics 18 CHARACTERISTIC N=16, % Baseline ECOG score, n (%) 0 9 (56.3) 1 7 (43.8) BRAF Status, n (%) Mutated 9 (56.3) Wild Type 7 (43.8) Baseline LDH (U/L) N (%) 1 - 2 times ULN 7 (43.8%) > 2 times ULN 1 (6.25%) Number of Metastatic Sites at enrollment Median ( range) 4 (2 - 11) > 3 64.3% • Median number of prior therapies: 3 (range: 1 - 6) • Median Sum of Diameter for target lesions at Baseline: 10.2 cm • 81% of patients had Stage IV disease The patient population was highly refractory to multiple prior lines of therapy, with significant tumor burden at Baseline, and had progressed after at least one checkpoint inhibitor

Iovance C - 144 - 01 Safety: Treatment Emergent Serious Adverse Events Treatment Emergent SAEs by PT; * not related to therapy event occurred 6 months after treatment. © 2017, Iovance Biotherapeutics 19 PREFERRED TERM 144 - 01 (N=16) ANY GRADE, n (%) GRADE ≥3, n (%) GRADE 5, n (%) Number of subjects reporting at least one Treatment - Emergent SAE 9 (56.3) 9 (56.3) 1 (6.3) Febrile neutropenia 4 (25.0) 4 (25.0) 0 (0.0) Pyrexia 1 (6.3) 1 (6.3) 0 (0.0) Systemic inflammatory response syndrome 1 (6.3) 1 (6.3) 0 (0.0) Parvovirus B19 infection* 1 (6.3) 1 (6.3) 1 (6.3) Viral infection 1 (6.3) 1 (6.3) 0 (0.0) Neutrophil count decreased 3 (18.8) 3 (18.8) 0 (0.0) Platelet count decreased 3 (18.8) 3 (18.8) 0 (0.0) Blood bilirubin increased 1 (6.3) 1 (6.3) 0 (0.0) White blood cell count decreased 1 (6.3) 1 (6.3) 0 (0.0) Dehydration 1 (6.3) 1 (6.3) 0 (0.0) Myelodysplastic syndrome 1 (6.3) 1 (6.3) 0 (0.0) Confusional state 1 (6.3) 0 (0.0) 0 (0.0) Hypoxia 1 (6.3) 1 (6.3) 0 (0.0) Hypotension 1 (6.3) 1 (6.3) 0 (0.0)

• All patients entering the study had received an anti - PD - 1 checkpoint inhibitor • Median number of IL - 2 administrations was 6 * In Efficacy Set 1 of 14 patients was not evaluable due to melanoma - related death prior to first tumor assessment. Iovance C - 144 - 01 Efficacy © 2017, Iovance Biotherapeutics 20 RESPONSE PATIENTS, N=14 n (%) Objective Response Rate 4 ( 29%) Disease Control Rate 9 ( 64%) Complete Response 1 (7%) Partial Response 3 (21%) Stable Disease 5 (36%) Progressive Disease 4 (29%) Non - Evaluable* 1 (7%)

• ORR is 29% • Tumor reduction was seen in 77% of patients representing those who had tumor reduction in the target lesions • Responses were noted regardless of BRAF mutational status including one long lasting CR (15+ months) * BRAF mutants - Of 14 patients in Efficacy Set, one patient was not evaluable due to melanoma - related death prior to first tumor assessment. - Abbreviations: CR, complete response; PD, progressive disease ; PR, partial response; SD, stable disease. Data Cut: 24APR2017 Iovance C - 144 - 01 Efficacy © 2017, Iovance Biotherapeutics 21 * * * * * * * *

• Mean time to first response: 1.6 months • Median follow up for this data: 4.1 months Iovance C - 144 - 01 Time to Best Response and Duration © 2017, Iovance Biotherapeutics 22

© 2017, Iovance Biotherapeutics Iovance C - 144 - 01 Percent Change in Sum of Diameters 23

Iovance C - 144 - 01 Patient Scan © 2017, Iovance Biotherapeutics 24 Patient is in CR 14 months Post Treatment Pre - Treatment 6 weeks Post - Treatment Iovance C - 144 - 01

CURRENTLY ENROLLING

Iovance C-144-01 Phase 2 Trial in Metastatic Melanoma
(Current Amendment)

A Phase 2, Multicenter Study to Assess the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN-144) for Treatment of Patients with Metastatic Melanoma



Unresectable or Metastatic Melanoma Progressed after Prior Anti-PD-1 therapy and, if BRAF mutant, after BRAF inhibitor
Cohort 1: Fresh TIL Product, n=30
Cohort 2: Cryopreserved TIL Product, n=30
Cohort 3: TIL Re-treatment, n=10

Key Inclusion Criteria:
- Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation
- At least one prior line of systemic therapy
- Age ≥ 18
- ECOG PS 0-1

Treatment Cohorts:
1. Non-Cryopreserved LN-144 product
2. Cryopreserved LN-144 product
3. Retreatment with LN-144 for patients without response or who progress after initial response

Endpoints:
- Primary: Efficacy defined as ORR
- Secondary: Safety and Efficacy

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Cervical Cancer © 2017, Iovance Biotherapeutics 26

Stevanovic , et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (15). Hinrichs, et al. HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. Stevanovic et al., Science , 2017, 356 (200). NCI Cervical Cancer and TIL Treatment Data © 2017, Iovance Biotherapeutics 27 PATIENTS (%) DURATION (MONTHS) Total 9 (100) PR 1 (11) 3 CR 2 (22) 54+, 46+

A Phase 2, Multicenter Study to Evaluate the Efficacy and Safety Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) in Patients with Recurrent, Metastatic or Persistent Cervical Carcinoma N=47; Simon’s two - stage design LN - 145, non - cryopreserved product is used Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Efficacy and Safety Iovance C - 145 - 04 Phase 2 Trial in Recurrent and/or Metastatic Cervical Carcinoma © 2017, Iovance Biotherapeutics 28 Incurable Recurrent, Metastatic, or Persistent Cervical Ca with 1 Prior Therapy Non - cryopreserved TIL Product Expanded Cohort n= 47 CURRENTLY ENROLLING

Head & Neck Cancer © 2017, Iovance Biotherapeutics 29

A Phase 2 Study to Evaluate the Safety, Tolerability and Efficacy of Cell Transfer Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) followed by IL - 2 in Patients with Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck N=47; Simon’s two - stage design LN - 145, non - cryopreserved product is used Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Efficacy and Safety Iovance C - 145 - 03 Phase 2 Trial in Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck © 2017, Iovance Biotherapeutics 30 Incurable Recurrent, Metastatic, or Persistent SCCHN with 1 Prior Therapy Non - cryopreserved TIL Product Expanded Cohort n= 47 CURRENTLY ENROLLING

Manufacturing © 2017, Iovance Biotherapeutics 31

US Clinical and Commercial Manufacturing Facility

Philadelphia


Philadelphia Navy Yard

Commercial Cell Therapy Center of Excellence

Commerce Center 3

- 45,000ft² Manufacturing site
- Warehouse space
- In-Process QC Testing
- Integrated WFI, autoclave, Inspection and labeling, logistics, QC and warehouse
- Up to 8-10 large, purpose built Cell & HyperStack GMP Manufacturing suites

Clinical Cell Therapy Center of Excellence

League Island Blvd 1

- 16,000ft² Manufacturing area in 75,000SF facility
- Warehouse space
- In-Process and Release QC Testing
- CBER & CDER Registered
- Currently 70-90% Utilized
- 15 small/medium GMP Manufacturing suites + 6 cell banking suites
- Additional capacity available

- The two suites currently being used by Iovance are physically separated
- Both are capable of commercial manufacturing

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© 2017, Iovance Biotherapeutics Manufacturing Capacity • Clinical and commercial manufacturing capabilities are in place in US and EU: ̶ US: WuXi: multiple suites ̶ EU: PharmaCell • All currently planned clinical studies can be supported with available capacity • Commercial capacity at WuXi is scalable 33

TIL Market Opportunity © 2017, Iovance Biotherapeutics 34

• Iovance’s lead indication for TIL is metastatic melanoma: ̶ Prevalence of melanoma in US (2014) is greater than 1.17 million cases ̶ 74% percent of new cases each year occur in patients 20 - 74 years old (1) ̶ Metastatic (regional and distant) melanoma patients compose 13% of all new cases ~10,000 cases (1) Source: http://seer.cancer.gov/statfacts/ SEER 18 2007 - 2013. (2) Source: http://seer.cancer.gov/statfacts/ | Estimates for 2017. Market Opportunity for TIL Therapy in US © 2017, Iovance Biotherapeutics 35 INDICATION NEW CASES (2) DEATHS (2) Melanoma 87,110 9,730 Cervix Uteri 12,820 4,210 Oral Cavity & Pharynx 49,670 9,700 Lung & Bronchus 222,500 155,870 Bladder 79,030 16,870 Breast 2 52,710 40,610 Pancreatic 53,670 4 3,090 Brain & Other Nervous System 23,800 16,700

Competitive Advantages of TILs in Solid Tumors

TILs target a diverse array of cancer antigens; this approach represents a highly differentiated, customized and targeted immunotherapy

CHECKPOINTS	TCR	CAR	TIL
Utility in several solid tumors	Few solid tumors treated so far	No examples of utility in solid tumors	**Utility in melanoma and HPV cancers**
Long maintenance period	One-time treatment	One-time treatment	**One-time treatment**
No genetic modification	Genetic modification	Genetic modification	**No genetic modification**
Long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects**
Target multiple tumor antigens	Target only single tumor antigen	Target only single/ surface tumor antigen	**Target multiple tumor antigens**
Off-the-shelf	Autologous	Autologous	**Autologous**
No HLA restriction	HLA restriction	No HLA restriction	**No HLA restriction**

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• Continuous improvement in process development: ̶ Shortening of the process further ̶ Automation • Evaluation of biomarkers for response • Selected TILs, modifying the properties may offer benefits: ̶ Selection of more specific TIL (Select for PD - 1, 4 - 1BB Expression) Ongoing and Future Directions © 2017, Iovance Biotherapeutics 37

Financials © 2017, Iovance Biotherapeutics 38

© 2017, Iovance Biotherapeutics Financial Summary 39 As of June 30, 2017 (IN MILLIONS) Common shares outstanding 62.7 Preferred shares 8.8 Warrants/options/RSU’s 13.4 Cash $129 Debt $0

Selected Milestones 2016- 2018

2015	2016				2017				2018			
Q2	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Regulatory

- Orphan Drug Designation Granted for LN-144 stage IIB to IV
- CMC IND amendment for Gen 2 process filed with FDA
- Fast Track was granted for LN-144 in advanced melanoma
- EU local health authority meeting held in support of CTA submission in EU
- FDA interaction to define the registration path for LN-144 to be initiated
- CTA submissions to EU is initiated
- 1st CTA MoH Approval received

Manufacturing

- Agreements with WuXi are finalized
  Two sets of suites at the CMO
- Establishment of a Cell Orchestration Platform for logistics management
- Gen 2 manufacturing process is developed (~3 weeks duration, cryo-preserved product)
- Agreement with Moffitt is finalized
- Tech transfer into Moffitt complete
- Agreement with Pharmacel complete

Clinical

- C-144-01 protocol amendment to allow enrollment of cohort 2 (Gen 2 product)
- Planned initiation of a clinical study with Medimmune/AZ
- FPI in C-144-01 melanoma study
- Enrollment of cohort 2 (Gen 2 product) begins
- FPI in head and neck study begins
- FPI in cervical study begins

Other (corporate or data)

- PIPE financing: $100 mil
- >60 employees
- Data from cohort 1 was presented at ASCO (N=16)
- New CEO joins
  ~20 employees at Lion Biotechnologies
- Lion Biotechnologies changes name to Iovance Biotherapeutics
- Decision of manufacturing method for C-144-01 study: Gen 1 vs Gen 2
- CRADA with Rosenberg extended
- New CFO joins

FPI= First Patient In

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Anticipated 2017 Key Milestones

MANUFACTURING

- ✓Reduce manufacturing cycle from 5-6 weeks to ~3.5 weeks
- ✓Complete tech transfer and ramp volumes at WuXi AppTec and H. Lee Moffitt Cancer Center and Research Institute
- ✓Continue working with Lonza
- ✓Expand capacity into additional CMOs
  - ✓*PharmaCell (EU)*
- ✓ Continue efforts to reduce manufacturing cycle time and costs

CLINICAL

- Complete enrollment in ongoing Phase 2 melanoma clinical trial
  - ✓*Study expanded*
- ✓Release interim clinical data at an upcoming scientific forums
  - ✓ASCO: Cohort 1 data presented
  - SITC: Generation 2 manufacturing data to be presented
- ✓Initiate Phase 2 clinical trials in head & neck and cervical cancers

REGULATORY

- Define the regulatory pathway for LN-144 melanoma drug candidate in U.S.
  - ✓*Fast Track Designation received for advanced melanoma*
- Initiate regulatory interactions with ex-U.S. health authorities
  - ✓*German Health Authority Meeting held*
  - ✓*CTA submissions initiated*
  - ✓*First CTA regulatory approval received*

PARTNERSHIPS

- Evaluate potential opportunistic partnerships in alignment with our core competencies
  - ✓*MD Anderson Cancer Center*
  - ✓*Ohio State University Comprehensive Cancer Center*
  - ✓*Moffitt Cancer Center*

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Thank you © 2017, Iovance Biotherapeutics

MDACC TIL Manufacturing Process © 2017, Iovance Biotherapeutics 43 Total Processing Time approx. 5 - 6 weeks Excise tumor IV infusion Post - Lymphodepletion + IL - 2 4 - 1BB antibody Expansion with IL - 2 Co - culture TIL with feeder cells and OKT3 Expand TILs with IL - 2 Prepare infusion bag Dissect tumor into fragments

Clinical Regressions in Late - Stage Disease Rosenberg, S.A. et al. (2009, April). Adoptive Cell Therapy for the Treatment of Patients with Metastatic Melanoma. Current Opinion in Immunology, 21(2), 233 - 240. © 2017, Iovance Biotherapeutics 44

Compelling Results in Late - Stage Disease Dudley, M. E., et al. (2010, December). CD8 Enriched “Young” Tumor Infiltrating Lymphocytes Can Mediate Regression of Metastatic Melanoma. Clinical Cancer Research, 16(24), 6122 - 6131. © 2017, Iovance Biotherapeutics 45